UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2024

CarGurus, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38233	04-3843478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Cambridge Parkway, 6th Floor Cambridge, Massachusetts 02142
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 354-0068

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	CARG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 26, 2024, CarGurus, Inc. (the "Company") announced its financial results for the quarter and year ended December 31, 2023. The full text of the press release issued by the Company in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The press release attached as Exhibit 99.1 hereto is being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2024, the Company announced that, effective as of April 5, 2024 (the “Separation Date”), Andrea Eldridge will step down as the Chief People Officer. In connection with Ms. Eldridge’s departure, on February 26, 2024, the Company and Ms. Eldridge entered into a separation agreement, pursuant to which, in exchange for granting and not revoking a customary release and in recognition of Ms. Eldridge’s contributions to the Company, Ms. Eldridge will receive the following payments consisting of (a) a lump sum cash payment in the amount of $258,750, which is equal to nine months of Ms. Eldridge’s current base salary (the “Severance Pay”); (b) continuation of certain subsidized medical and dental benefits until January 31, 2025; and (c) the acceleration of vesting of (x) 34,364 restricted stock units and (y) 6,161 shares subject to nonqualified stock options granted to Ms. Eldridge during her employment that would have vested during the nine month period following the Separation Date had Ms. Eldridge’s employment continued during that time (the “Acceleration of Vesting”). The Acceleration of Vesting will occur on the effective date of the Supplemental Release of Claims that Ms. Eldridge will sign in connection with her departure, and the Severance Pay will be paid on the first practicable payroll date thereafter. The Severance Pay is inclusive of any severance payments contemplated in the Offer Letter, dated January 17, 2020, by and between the Company and Ms. Eldridge.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of CarGurus, Inc., dated February 26, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARGURUS, INC.

Date: February 26, 2024	By:	/s/ Jason Trevisan
Name: Jason Trevisan
Title: Chief Executive Officer